EXHIBIT 99.1

    Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of them in the capacities set forth hereinbelow.


                               ACADIA PARTNERS, L.P.

                               By:  ACADIA FW PARTNERS, L.P.,
                                    General Partner

                                    By:  ACADIA MGP, INC.,
                                         Managing General Partner


                                         By: /s/ J. Taylor Crandall
                                              J. Taylor Crandall,
                                              President

                               ACADIA FW PARTNERS, L.P.

                               By:  ACADIA MGP, INC.,
                                    Managing General Partner


                                    By: /s/ J. Taylor Crandall
                                         J. Taylor Crandall,
                                         President


                               ACADIA MGP, INC.


                               By: /s/ J. Taylor Crandall
                                    J. Taylor Crandall,
                                    President


                               /s/ J. Taylor Crandall
                               J. TAYLOR CRANDALL


                               ACADIA ELECTRA PARTNERS, L.P.

                               By:  ACADIA PARTNERS, L.P.,
                                    General Partner

                                    By:  ACADIA FW PARTNERS, L.P.,
                                         General Partner


                                         By:  ACADIA MGP, INC.,
                                         Managing General Partner


                                            By: /s/ J. Taylor Crandall
                                                 J. Taylor Crandall,
                                                 President


                               FWHY-COINVESTMENTS V PARTNERS, L.P.

                               By:  GROUP 31, INC.,
                                    General Partner


                                    By: /s/ J. Taylor Crandall
                                         J. Taylor Crandall,
                                         President


                               GROUP 31, INC.


                               By: /s/ J. Taylor Crandall
                                    J. Taylor Crandall,
                                    President


                               FWHY-COINVESTMENTS II PARTNERS, L.P.

                               By:  BONDO FTW, INC.,
                                    General Partner


                                    By: /s/ W. R. Cotham
                                         W. R. Cotham,
                                         Secretary


                               BONDO FTW, INC.


                               By: /s/ W. R. Cotham
                                    W. R. Cotham,
                                    Secretary


                               /s/ James J. O'Brien
                               James J. O'Brien,
                               Attorney-in-Fact for
                               DAVID BONDERMAN (1)



                               /s/ Glenn R. August
                               GLENN R. AUGUST



(1) A Power of Attorney authorizing James J. O'Brien to act on behalf of David Bonderman previously has been filed with the Securities and Exchange Commission.